UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2011

Semi-Annual Repor t

Legg Mason

ClearBridge

Small Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Small Cap Value Fund

Fund objective

The Fund seeks long-term capital growth.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason ClearBridge Small Cap Value Fund for the six-month reporting period ended March 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

Legg Mason ClearBridge Small Cap Value Fund	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher from December 2010 through March 2011. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an

IV	Legg Mason ClearBridge Small Cap Value Fund

Investment commentary (cont’d)

expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first month of the reporting period. The markets then experienced a sharp sell-off in mid-November 2010 and again in mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the six months ended March 31, 2011. Stocks rallied in October in the wake of the Fed indicating the possibility of another round of quantitative easing. After posting solid results in early November, the market weakened later in the month as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. However, investor sentiment was buoyed in December by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively.

Legg Mason ClearBridge Small Cap Value Fund	V

Despite geopolitical unrest in the Middle East and Libya, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and generated a modest gain for the month. All told, the Index returned 17.31% over the six months ended March 31, 2011.

Looking at the U.S. stock market more closely, small- and mid-cap stocks generated the best returns during the six months ended March 31, 2011, with the small-cap Russell 2000 Indexvi and the Russell Midcap Indexvii gaining 25.48% and 21.70%, respectively. In contrast, the large-cap Russell 1000 Indexviii rose 18.13%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 19.33% and 18.09%, respectively.

Performance review

For the six months ended March 31, 2011, Class A shares of Legg Mason ClearBridge Small Cap Value Fund, excluding sales charges, returned 25.40%. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexxi, returned 22.97% over the same time frame. The Lipper Small-Cap Core Funds Category Average1 returned 24.80% for the same period.

Performance Snapshot as of March 31, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason ClearBridge Small Cap Value Fund:
Class A	25.40%
Class B2	24.81%
Class C	24.83%
Class I	25.63%
Russell 2000 Value Index	22.97%
Lipper Small-Cap Core Funds Category Average	24.80%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated January 31, 2011, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.35%, 2.20%, 2.19% and 0.91%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 829 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain Service Agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

VI	Legg Mason ClearBridge Small Cap Value Fund

Investment commentary (cont’d)

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

RISKS: Stocks of small-capitalization companies may involve a higher degree of risk and volatility than stocks of larger-capitalization companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and September 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2010 and held for the six months ended March 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	25.40%	$1,000.00	$1,254.00	1.34%	$7.53	Class A	5.00%	$1,000.00	$1,018.25	1.34%	$6.74
Class B	24.81	1,000.00	1,248.10	2.22	12.44	Class B	5.00	1,000.00	1,013.86	2.22	11.15
Class C	24.83	1,000.00	1,248.30	2.13	11.94	Class C	5.00	1,000.00	1,014.31	2.13	10.70
Class I	25.63	1,000.00	1,256.30	0.89	5.01	Class I	5.00	1,000.00	1,020.49	0.89	4.48

[1]	For the six months ended March 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Common Stocks — 98.2%
Consumer Discretionary — 11.8%
Auto Components — 1.6%
Cooper Tire & Rubber Co.	101,540	$2,614,655
Superior Industries International Inc.	110,845	2,842,066
Total Auto Components		5,456,721
Diversified Consumer Services — 1.2%
Sotheby’s Holdings Inc.	17,320	911,032
Steiner Leisure Ltd.	67,328	3,114,593	*
Total Diversified Consumer Services		4,025,625
Hotels, Restaurants & Leisure — 0.6%
California Pizza Kitchen Inc.	88,300	1,490,504	*
Morgans Hotel Group Co.	44,040	431,592	*
Total Hotels, Restaurants & Leisure		1,922,096
Household Durables — 0.6%
M.D.C. Holdings Inc.	26,970	683,689
Ryland Group Inc.	45,900	729,810
Toll Brothers Inc.	40,970	809,977	*
Total Household Durables		2,223,476
Leisure Equipment & Products — 0.9%
Callaway Golf Co.	464,730	3,169,459
Specialty Retail — 2.7%
Cato Corp., Class A Shares	129,714	3,177,993
Children’s Place Retail Stores Inc.	82,800	4,125,924	*
MarineMax Inc.	178,640	1,761,391	*
Total Specialty Retail		9,065,308
Textiles, Apparel & Luxury Goods — 4.2%
Fossil Inc.	53,940	5,051,481	*
Hanesbrands Inc.	159,270	4,306,661	*
Timberland Co., Class A Shares	115,767	4,780,019	*
Total Textiles, Apparel & Luxury Goods		14,138,161
Total Consumer Discretionary		40,000,846
Consumer Staples — 1.7%
Food & Staples Retailing — 1.1%
Pantry Inc.	148,207	2,197,910	*
Weis Markets Inc.	39,690	1,605,857
Total Food & Staples Retailing		3,803,767

See Notes to Financial Statements.

4	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Household Products — 0.6%
Central Garden and Pet Co., Class A Shares	197,220	$1,816,396	*
Total Consumer Staples		5,620,163
Energy — 8.2%
Energy Equipment & Services — 3.7%
Cal Dive International Inc.	236,460	1,650,491	*
Gulf Island Fabrication Inc.	55,440	1,783,505
Matrix Service Co.	261,270	3,631,653	*
Natural Gas Services Group	91,390	1,623,086	*
TETRA Technologies Inc.	127,100	1,957,340	*
Tidewater Inc.	33,190	1,986,422
Total Energy Equipment & Services		12,632,497
Oil, Gas & Consumable Fuels — 4.5%
Bill Barrett Corp.	87,930	3,509,286	*
Carrizo Oil & Gas Inc.	91,260	3,370,232	*
Denbury Resources Inc.	110,942	2,706,985	*
Petroquest Energy Inc.	112,380	1,051,877	*
Rex Energy Corp.	131,730	1,534,654	*
SM Energy Co.	40,720	3,021,017
Total Oil, Gas & Consumable Fuels		15,194,051
Total Energy		27,826,548
Financials — 34.2%
Capital Markets — 7.6%
Affiliated Managers Group Inc.	42,370	4,634,007	*
Artio Global Investors Inc.	281,160	4,543,546
Cohen & Steers Inc.	18,460	547,893
Duff & Phelps Corp., Class A Shares	105,250	1,681,895
HFF Inc., Class A Shares	310,090	4,663,753	*
Raymond James Financial Inc.	87,100	3,330,704
Stifel Financial Corp.	59,124	4,244,512	*
Waddell & Reed Financial Inc., Class A Shares	52,590	2,135,680
Total Capital Markets		25,781,990
Commercial Banks — 9.9%
Bancorp Inc.	412,146	3,804,108	*
Cullen/Frost Bankers Inc.	45,778	2,701,817
First Republic Bank	16,600	513,106	*
First Security Group Inc.	316,556	294,397	*
FirstMerit Corp.	164,930	2,813,706
IBERIABANK Corp.	68,439	4,115,237

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	5

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Commercial Banks — continued
Signature Bank	134,320	$7,575,648	*
SVB Financial Group	84,730	4,823,679	*
Tompkins Trustco Inc.	23,872	991,882
Umpqua Holdings Corp.	178,635	2,043,584
Wintrust Financial Corp.	100,220	3,683,085
Total Commercial Banks		33,360,249
Insurance — 5.9%
Allied World Assurance Co. Holdings Ltd.	105,170	6,593,107
Arch Capital Group Ltd.	29,100	2,886,429	*
CNA Surety Corp.	161,394	4,076,812	*
EMC Insurance Group Inc.	73,100	1,815,073
Meadowbrook Insurance Group Inc.	431,110	4,461,989
Total Insurance		19,833,410
Real Estate Investment Trusts (REITs) — 6.9%
BioMed Realty Trust Inc.	183,750	3,494,925
Cogdell Spencer Inc.	217,560	1,292,306
Corporate Office Properties Trust	37,670	1,361,394
Cousins Properties Inc.	189,470	1,582,075
EastGroup Properties Inc.	37,180	1,634,805
Hersha Hospitality Trust	283,420	1,683,515
LaSalle Hotel Properties	96,504	2,605,608
Mid-America Apartment Communities Inc.	45,540	2,923,668
Pebblebrook Hotel Trust	152,140	3,369,901
Saul Centers Inc.	14,070	626,819
Senior Housing Properties Trust	27,930	643,507
Two Harbors Investment Corp.	155,690	1,630,074
Washington Real Estate Investment Trust	18,760	583,248
Total Real Estate Investment Trusts (REITs)		23,431,845
Real Estate Management & Development — 2.8%
Campus Crest Communities Inc.	115,600	1,367,548
CB Richard Ellis Group Inc., Class A Shares	132,260	3,531,342	*
Jones Lang LaSalle Inc.	45,580	4,546,149
Total Real Estate Management & Development		9,445,039
Thrifts & Mortgage Finance — 1.1%
BankUnited	58,100	1,668,051
People’s United Financial Inc.	82,866	1,042,454
Westfield Financial Inc.	131,000	1,186,860
Total Thrifts & Mortgage Finance		3,897,365
Total Financials		115,749,898

See Notes to Financial Statements.

6	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Health Care — 3.3%
Biotechnology — 1.3%
iShares Trust - iShares Nasdaq Biotechnology Index Fund	42,903	$4,297,164
Health Care Providers & Services — 1.9%
Cross Country Healthcare Inc.	107,711	843,377	*
LifePoint Hospitals Inc.	66,810	2,684,426	*
MedQuist Holdings Inc.	183,051	1,907,392	*
Select Medical Holdings Corp.	111,320	897,239	*
Total Health Care Providers & Services		6,332,434
Life Sciences Tools & Services — 0.1%
Enzo Biochem Inc.	91,040	381,458	*
Total Health Care		11,011,056
Industrials — 19.3%
Building Products — 1.1%
Gibraltar Industries Inc.	200,862	2,396,283	*
Simpson Manufacturing Co. Inc.	46,830	1,379,612
Total Building Products		3,775,895
Commercial Services & Supplies — 0.9%
EnergySolutions Inc.	231,810	1,381,588
United Stationers Inc.	24,931	1,771,347
Total Commercial Services & Supplies		3,152,935
Construction & Engineering — 2.1%
EMCOR Group Inc.	105,556	3,269,069	*
Granite Construction Inc.	17,690	497,089
Tutor Perini Corp.	135,740	3,306,627
Total Construction & Engineering		7,072,785
Electrical Equipment — 1.6%
GrafTech International Ltd.	82,430	1,700,531	*
Regal-Beloit Corp.	49,100	3,625,053
Total Electrical Equipment		5,325,584
Machinery — 8.2%
Albany International Corp., Class A Shares	68,716	1,711,028
Altra Holdings Inc.	231,820	5,475,589	*
Kaydon Corp.	59,899	2,347,442
Mueller Industries Inc.	60,820	2,227,228
Mueller Water Products Inc., Class A Shares	546,690	2,449,171
Oshkosh Corp.	65,680	2,323,758	*
RBC Bearings Inc.	102,560	3,920,869	*

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	7

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Machinery — continued
Snap-on Inc.	65,853	$3,955,131
WABCO Holdings Inc.	53,010	3,267,537	*
Total Machinery		27,677,753
Marine — 1.2%
Diana Shipping Inc.	129,060	1,528,070	*
Kirby Corp.	44,280	2,536,801	*
Total Marine		4,064,871
Professional Services — 1.2%
CDI Corp.	5,280	78,091
Hudson Highland Group Inc.	144,220	937,430	*
Korn/Ferry International	37,920	844,479	*
TrueBlue Inc.	137,676	2,311,580	*
Total Professional Services		4,171,580
Road & Rail — 3.0%
Genesee & Wyoming Inc., Class A Shares	81,970	4,770,654	*
Landstar System Inc.	36,810	1,681,481
Old Dominion Freight Line Inc.	105,645	3,707,083	*
Total Road & Rail		10,159,218
Total Industrials		65,400,621
Information Technology — 8.9%
Communications Equipment — 2.4%
Bel Fuse Inc., Class B Shares	34,911	768,391
Black Box Corp.	58,042	2,040,176
Digi International Inc.	137,260	1,449,466	*
Plantronics Inc.	101,690	3,723,888
Total Communications Equipment		7,981,921
Computers & Peripherals — 0.2%
Rimage Corp.	48,017	775,474
Electronic Equipment, Instruments & Components — 1.7%
AVX Corp.	103,010	1,535,879
Park Electrochemical Corp.	128,060	4,129,935
Total Electronic Equipment, Instruments & Components		5,665,814
Semiconductors & Semiconductor Equipment — 2.2%
Exar Corp.	238,440	1,435,409	*
ON Semiconductor Corp.	157,030	1,549,886	*
Varian Semiconductor Equipment Associates Inc.	57,080	2,778,084	*
Verigy Ltd.	132,250	1,863,402	*
Total Semiconductors & Semiconductor Equipment		7,626,781

See Notes to Financial Statements.

8	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Software — 2.4%
EPIQ Systems Inc.	68,083	$977,672
Lawson Software Inc.	595,060	7,200,226	*
Total Software		8,177,898
Total Information Technology		30,227,888
Materials — 7.5%
Chemicals — 2.5%
A. Schulman Inc.	66,600	1,646,352
Ferro Corp.	162,800	2,700,852	*
Koppers Holdings Inc.	66,520	2,840,404
PolyOne Corp.	91,420	1,299,078
Total Chemicals		8,486,686
Containers & Packaging — 0.6%
AptarGroup Inc.	40,632	2,036,882
Metals & Mining — 3.5%
Carpenter Technology Corp.	73,790	3,151,571
Haynes International Inc.	81,380	4,512,521
Horsehead Holding Corp.	103,900	1,771,495	*
Olympic Steel Inc.	24,490	803,517
RTI International Metals Inc.	52,060	1,621,669	*
Total Metals & Mining		11,860,773
Paper & Forest Products — 0.9%
Louisiana-Pacific Corp.	286,340	3,006,570	*
Total Materials		25,390,911
Utilities — 3.3%
Electric Utilities — 1.9%
Cleco Corp.	34,300	1,176,147
MGE Energy Inc.	43,117	1,745,808
Portland General Electric Co.	79,300	1,884,961
Unisource Energy Corp.	48,640	1,757,363
Total Electric Utilities		6,564,279
Gas Utilities — 1.4%
Laclede Group Inc.	21,590	822,579
New Jersey Resources Corp.	30,504	1,310,147
Northwest Natural Gas Co.	38,134	1,759,121
WGL Holdings Inc.	19,410	756,990
Total Gas Utilities		4,648,837
Total Utilities		11,213,116
Total Investments before Short-term Investments (Cost — $231,835,173)		332,441,047

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	9

Legg Mason ClearBridge Small Cap Value Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.9%
Repurchase Agreements — 1.9%
Interest in $562,442,000 joint tri-party repurchase agreement dated 3/31/11 with Barclays Capital Inc; Proceeds at maturity — $6,334,019; (Fully collateralized by various U.S. government obligations, 1.375% to 1.750% due 1/15/20 to 1/15/28; Market value — $6,460,680) (Cost — $6,334,000)	0.110%	4/1/11	$6,334,000	$6,334,000
Total Investments — 100.1% (Cost — $238,169,173#)				338,775,047
Liabilities in Excess of Other Assets — (0.1)%				(393,255)
Total Net Assets — 100.0%				$338,381,792

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2011

Assets:
Investments, at value (Cost — $238,169,173)	$338,775,047
Cash	248
Receivable for Fund shares sold	893,350
Dividends and interest receivable	302,971
Prepaid expenses	31,130
Total Assets	340,002,746

Liabilities:
Payable for Fund shares repurchased	864,943
Investment management fee payable	207,453
Distribution fees payable	138,742
Trustees’ fees payable	8,300
Accrued expenses	401,516
Total Liabilities	1,620,954
Total Net Assets	$338,381,792

Net Assets:
Par value (Note 6)	$178
Paid-in capital in excess of par value	287,005,957
Undistributed net investment income	146,514
Accumulated net realized loss on investments	(49,376,731)
Net unrealized appreciation on investments	100,605,874
Total Net Assets	$338,381,792

Shares Outstanding:
ClassA	7,434,568
ClassB	679,431
ClassC	6,704,640
ClassI	2,945,445

Net Asset Value:
ClassA (and redemption price)	$19.70
ClassB*	$18.16
ClassC*	$17.85
ClassI (and redemption price)	$20.34
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$20.90

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended March 31, 2011

Investment Income:
Dividends	$2,659,987
Interest	7,253
Total Investment Income	2,667,240

Expenses:
Investment management fee (Note 2)	1,167,230
Distribution fees (Notes 2 and 5)	794,283
Transfer agent fees (Note 5)	363,548
Shareholder reports	42,307
Registration fees	34,246
Legal fees	21,381
Audit and tax	15,497
Trustees’ fees	14,201
Fund accounting fees	6,939
Insurance	3,797
Custody fees	1,409
Miscellaneous expenses	1,626
Total Expenses	2,466,464
Net Investment Income	200,776

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	12,155,029
Change in Net Unrealized Appreciation (Depreciation) From Investments	57,147,638
Net Gain on Investments	69,302,667
Increase in Net Assets From Operations	$69,503,443

See Notes to Financial Statements.

12	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2011 (unaudited) and the Year Ended September 30, 2010	2011	2010

Operations:
Net investment income (loss)	$200,776	$(1,778,995)
Net realized gain	12,155,029	12,177,568
Change in net unrealized appreciation (depreciation)	57,147,638	21,394,581
Proceeds from settlement of a regulatory matter	—	455,630	†
Increase in Net Assets From Operations	69,503,443	32,248,784

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	28,078,309	57,364,379
Cost of shares repurchased	(40,919,634)	(90,013,652)
Net assets of shares issued in connection with merger (Note 8)	—	52,740,743
Increase (Decrease) in Net Assets From Fund Share Transactions	(12,841,325)	20,091,470
Increase in Net Assets	56,662,118	52,340,254

Net Assets:
Beginning of period	281,719,674	229,379,420
End of period*	$338,381,792	$281,719,674
* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$146,514	$(54,262)

†	The Fund received $118,199, $170,270, $160,840 and $6,321 for Class A, B, C and I shares respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$ 15.71	$ 13.83	$ 17.02	$ 24.66	$ 23.77	$ 24.02

Income (loss) from operations:
Net investment income (loss)	0.03	(0.04)	0.03	0.06	(0.03)	0.07
Net realized and unrealized gain (loss)	3.96	1.91	(1.93)	(3.96)	2.88	1.24
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—	—
Total income (loss) from operations	3.99	1.88	(1.90)	(3.90)	2.85	1.31

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of period	$19.70	$15.71	$13.83	$17.02	$24.66	$23.77
Total return[4]	25.40%	13.59%[5]	(8.71)%	(17.70)%	12.36%	5.62%

Net assets, end of period (000s)	$146,441	$122,478	$122,118	$161,478	$309,292	$262,334

Ratios to average net assets:
Gross expenses	1.34%[6]	1.36%[7]	1.34%	1.24%	1.19%[7]	1.13%
Net expenses	1.34 [6]	1.36 [7]	1.34	1.24	1.19 [7,8]	1.12 [8]
Net investment income (loss)	0.38 [6]	(0.28)	0.22	0.33	(0.05)	0.30

Portfolio turnover rate	8%	46%	40%	16%	36%	27%
[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.52%. Class A received $118,199 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.34% and 1.18% for the years ended September 30, 2010 and 2007, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class B shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$ 14.55	$ 12.79	$ 15.99	$ 23.56	$ 22.96	$ 23.41

Income (loss) from operations:
Net investment loss	(0.04)	(0.16)	(0.06)	(0.07)	(0.19)	(0.10)
Net realized and unrealized gain (loss)	3.65	1.76	(1.85)	(3.76)	2.75	1.21
Proceeds from settlement of a regulatory matter	—	0.16	—	—	—	—
Total income (loss) from operations	3.61	1.76	(1.91)	(3.83)	2.56	1.11

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of period	$18.16	$14.55	$12.79	$15.99	$23.56	$22.96
Total return[4]	24.81%	13.76%[5]	(9.40)%	(18.32)%	11.48%	4.88%

Net assets, end of period (000s)	$12,335	$12,099	$20,527	$37,973	$77,760	$126,577

Ratios to average net assets:
Gross expenses	2.22%[6]	2.20%[7]	2.11%	1.97%	1.93%[7]	1.87%
Net expenses	2.22 [6]	2.20 [7]	2.11	1.97	1.93 [7,8]	1.85 [8]
Net investment loss	(0.47) [6]	(1.14)	(0.53)	(0.41)	(0.71)	(0.43)

Portfolio turnover rate	8%	46%	40%	16%	36%	27%
[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.51%. Class B received $170,270 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% and 1.92% for the years ended September 30, 2010 and 2007, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$ 14.30	$ 12.69	$ 15.90	$23.48	$22.90	$23.38

Income (loss) from operations:
Net investment loss	(0.03)	(0.15)	(0.07)	(0.09)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	3.58	1.74	(1.85)	(3.75)	2.76	1.21
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—	—
Total income (loss) from operations	3.55	1.61	(1.92)	(3.84)	2.54	1.08

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of period	$17.85	$14.30	$12.69	$15.90	$23.48	$22.90
Total return[4]	24.83%	12.69%[5]	(9.52)%	(18.43)%	11.42%	4.75%

Net assets, end of period (000s)	$119,701	$104,612	$72,421	$100,575	$166,400	$176,117

Ratios to average net assets:
Gross expenses	2.13%[6]	2.20%[7]	2.28%	2.09%	2.02%[7]	1.99%
Net expenses	2.13 [6]	2.20 [7]	2.28	2.09	2.02 [7,8]	1.97 [8]
Net investment loss	(0.40) [6]	(1.12)	(0.71)	(0.51)	(0.85)	(0.55)

Portfolio turnover rate	8%	46%	40%	16%	36%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.53%. Class C received $160,840 related to this distribution.

[6]	Annualized.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% and 2.01% for the years ended September 30, 2010 and 2007, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2011[2]	2010	2009	2008	2007[3]	2006[3]

Net asset value, beginning of period	$16.19	$14.20	$17.37	$25.02	$24.01	$ 24.16

Income (loss) from operations:
Net investment income	0.07	0.03	0.06	0.13	0.09	0.16
Net realized and unrealized gain (loss)	4.08	1.96	(1.94)	(4.04)	2.88	1.25
Total income (loss) from operations	4.15	1.99	(1.88)	(3.91)	2.97	1.41

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of period	$20.34	$16.19	$14.20	$17.37	$25.02	$24.01
Total return[4]	25.63%	14.01%	(8.38)%	(17.46)%	12.77%	6.02%

Net assets, end of period (000s)	$59,904	$42,531	$14,313	$15,554	$22,192	$105,703

Ratios to average net assets:
Gross expenses	0.89%[5]	0.93%[6]	1.02%	0.94%	0.79%[6]	0.77%
Net expenses	0.89 [5,7]	0.93 [6,7]	1.02 [7]	0.94	0.79 [6,8]	0.77 [8]
Net investment income	0.79 [5]	0.18	0.53	0.66	0.44	0.64

Portfolio turnover rate	8%	46%	40%	16%	36%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2011 (unaudited).

[3]	For a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.91% and 0.78% for the years ended September 30, 2010 and 2007, respectively.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason ClearBridge Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable

18	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$332,441,047	—	—	$332,441,047
Short-term investments†	—	$6,334,000	—	6,334,000
Total investments	$332,441,047	$6,334,000	—	$338,775,047

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	19

actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

20	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, Class B shares will be closed to purchases by new and existing investors (certain service agents may stop selling Class B shares before July 1, 2011). Class B shares of the Fund will continue to be available for incoming exchanges and dividend reinvestment.

For the six months ended March 31, 2011, LMIS and its affiliates received sales charges of approximately $11,000 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C
CDSCs	$7,000	$0	*

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	21

3. Investments

During the six months ended March 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$22,820,840
Sales	34,757,712

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$112,517,947
Gross unrealized depreciation	(11,912,073)
Net unrealized appreciation	$100,605,874

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$168,505	$166,833
Class B	62,677	23,922
Class C	563,101	161,524
Class I	—	11,269
Total	$794,283	$363,548

6. Shares of beneficial interest

At March 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

22	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	608,782	$10,998,785	1,429,905	$21,473,628
Shares repurchased	(968,431)	(17,339,747)	(2,603,498)	(38,433,946)
Shares issued with merger	—	—	138,047	1,976,161
Net decrease	(359,649)	$(6,340,962)	(1,035,546)	$(14,984,157)

Class B
Shares sold	60,210	$991,905	75,715	$1,059,765
Shares repurchased	(212,490)	(3,521,345)	(848,351)	(11,713,126)
Net decrease	(152,280)	$(2,529,440)	(772,636)	$(10,653,361)

Class C
Shares sold	387,178	$6,322,629	839,240	$11,479,062
Shares repurchased	(998,563)	(16,140,016)	(2,557,862)	(34,665,686)
Shares issued with merger	—	—	3,327,141	43,601,697
Net increase (decrease)	(611,385)	$(9,817,387)	1,608,519	$20,415,073

Class I
Shares sold	529,239	$9,764,990	1,471,070	$23,351,924
Shares repurchased	(211,013)	(3,918,526)	(338,893)	(5,200,894)
Shares issued with merger	—	—	487,068	7,162,885
Net increase	318,226	$5,846,464	1,619,245	$25,313,915

7. Capital loss carryforward

As of September 30, 2010, the Fund had a net capital loss carryforward of approximately $58,471,325, of which $20,866,321 expires on September 30, 2017 and $37,605,004 expires on September 30, 2018. These amounts will be available to offset any future taxable capital gains.

8. Transfer of net assets

At the close of business on December 18, 2009, the Fund acquired substantially all of the assets of the Legg Mason U.S. Small-Capitalization Value Trust (the “Acquired Fund”), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Fund on November 24, 2009.

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason U.S. Small-Capitalization Value Trust	3,952,256	$52,740,743	$224,952,318

As part of the reorganization, for each share they held, shareholders of Legg Mason U.S. Small-Capitalization Value Trust Class A, Class C and Class I received 0.541306, 0.589474 and 0.608360 shares of the Fund’s Class A, Class C and Class I shares, respectively.

Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report	23

The total net assets of the Legg Mason U.S. Small-Capitalization Value Trust on the date of the transfer was $52,740,743. The total net assets of the Legg Mason U.S. Small-Capitalization Value Trust before acquisition included unrealized appreciation of $4,159,550, accumulated net realized loss of $(32,925,675) and overdistributed net investment income of $(83,872). Total net assets of the Fund immediately after the transfer was $277,693,061. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the twelve months ended September 30, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment loss	$(1,537,248)
Net realized gain	11,824,158
Change in net unrealized appreciation (depreciation)	21,657,468
Increase in net assets from operations	$31,944,378

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund’s accompanying Statement of Operations since the close of business on December 18, 2009.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”) a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court

24	Legg Mason ClearBridge Small Cap Value Fund 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

Legg Mason ClearBridge Small Cap Value Fund	25

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement, pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (“ClearBridge”) provides day-to-day management of the Fund’s portfolio. The Board also considered the approval for an annual period of the sub-advisory agreement, pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term instruments as dual employees of the Manager now provided such management services as employees of Western Asset. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity

26	Legg Mason ClearBridge Small Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional small-cap core funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2010. The Fund performed better than the median for the one- and ten-year periods, but performed below the median for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2010, which showed the Fund’s performance was

Legg Mason ClearBridge Small Cap Value Fund	27

better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the portfolio managers are very experienced and that the Manager and ClearBridge were committed to providing the resources necessary to assist the portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 13 retail front-end load small-cap core funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load small-cap core funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the

28	Legg Mason ClearBridge Small Cap Value Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio also was lower than the median of the total expense ratios of the other funds in the Expense Group and lower than the average total expense ratio of the other funds in the Expense Universe.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Legg Mason ClearBridge Small Cap Value Fund	29

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason ClearBridge

Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Small Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01653 5/11 SR11-1361

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: May 26, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date: May 26, 2011